================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  August 1, 2006


                              LAS VEGAS SANDS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     NEVADA
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                001-32373                               27-0099920
--------------------------------------------------------------------------------
          (Commission File Number)           (IRS Employer Identification No.)


       3355 LAS VEGAS BOULEVARD SOUTH
             LAS VEGAS, NEVADA                            89109
--------------------------------------------------------------------------------
   (Address of principal executive offices)             (Zip Code)


                                 (702) 414-1000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 5.02    DEPARTURE  OF  DIRECTORS  OR  PRINCIPAL   OFFICERS;   ELECTION  OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 1, 2006, the Board of Directors of Las Vegas Sands Corp. ("LVSC") voted to increase the size of the Board to eight directors and elected Andrew R. Heyer to the Board as a Class II director, whose term will expire in 2009. Mr. Heyer has not been appointed to any committee of the Board as of the date of this report. There are no arrangements between Mr. Heyer and any other person pursuant to which Mr. Heyer was selected as a director, nor are there any transactions to which LVSC or any of its subsidiaries is a party and in which Mr. Heyer has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

         On August 2, 2006, LVSC issued a press release announcing Mr. Heyer's election to its Board of Directors. The press release is attached as Exhibit
99.1 to this report and is incorporated by reference into this Item.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits.

99.1        Press Release, dated August 2, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  August 2, 2006



                                    LAS VEGAS SANDS CORP.

                                    By: /s/ Bradley K. Serwin
                                        -------------------------
                                    Name:    Bradley K. Serwin
                                    Title:   Secretary

                               INDEX TO EXHIBITS


99.1         Press Release, dated August 2, 2006.